SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934

                         DATE OF REPORT JANUARY_11, 2000
                        (Date of earliest event reported)

                           MIDAMERICAN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)

    IOWA                  1-11505                                42-1425214
(State or other        (Commission File                        (IRS Employer

 jurisdiction of           Number)                           Identification No.)
 incorporation or
 organization)

 666 GRAND AVENUE          DES MOINES, IA                      50309
--------------------------------------------------------------------------------
(Address of principal
 executive offices)                                            Zip Code

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (515) 242-4300

                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     CAUTIONARY STATEMENTS. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), MidAmerican Energy Company (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those expressed or implied by forward-looking statements of the Company made by or on behalf of the Company, whether oral or written. The Company wishes to ensure that any forward-looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those expressed or implied by forward-looking statements of the Company made by or on behalf of the Company.

         The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the
Company's reports filed with the Securities and Exchange Commission), could affect the Company's actual results and could cause the Company's actual consolidated results to differ materially from those expressed or implied by any forward-looking statements of the Company made by or on behalf of the Company. The factors included here are not exhaustive. Forward looking statements, by their nature, are speculative and are based on then current expectations involving a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Company to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed or implied by any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.

         1.  General  Operating  Uncertainties.   The  operation  of  a  utility
(including   transmission   and   distribution   systems  and  power  generating
facilities) involves many risks, including the breakdown or failure of power generation equipment, pipelines, transmission and distribution lines or other equipment or processes, fuel interruption, and performance below expected levels of output or efficiency, operator error and catastrophic events such as severe storms, fires, earthquakes or explosions. The occurrence of any of these events could significantly reduce or eliminate revenues generated by the Company or
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significantly  increase  the  expenses of the  Company.  The  Company  currently maintains property, business interruption, catastrophic and general liability insurance. There can be no assurance that such insurance coverage will be available in the future at commercially reasonable costs or terms or that the amounts for which the Company is or will be insured will cover all potential losses. Sales and revenues of a utility may also be adversely affected by general economic, regulatory and business conditions in its territory, including inflation, interest rates and economic growth, and weather conditions in its territory. Each generating facility may depend on a single or limited number of entities to purchase electricity, to supply water, to supply or transport gas, coal or other fuels, to dispose of wastes or to wheel electricity. The failure of any such third party to fulfill its contractual obligations could have a material adverse impact on the Company.

         2. Fuel Supply Operations. The primary fuel source for certain of the Company's generating facilities is natural gas or coal and a substantial portion of the operating expenses of such facilities consists of the costs of obtaining natural gas or coal through gas and coal supply agreements and transporting that gas or coal to the facilities under transportation agreements. Although the Company believes that it has contracted for natural gas and coal supply and transportation in sufficient quantities to satisfy the needs of its generating facilities, the gas and coal suppliers are not required in all cases to provide dedicated reserves in support of their contractual obligations. Unless the gas or coal generating facilities were able to obtain substitute volumes of natural gas and coal, including the requisite transportation services, for such volumes at a price not materially higher than the sum of the contract price under the existing gas and coal supply agreements and any damages paid by the supplier for failure to deliver, the sustained failure of a supplier to deliver natural gas or coal in accordance with its contract could have a material adverse effect on the cash flows to the Company. In addition, under certain gas and coal supply contracts the Company is obligated to pay for a certain minimum quantity of natural gas and coal even if it cannot utilize it. The Company intends to manage its requirements for contract volumes under the gas and coal supply agreements so as to meet the minimum take requirements through a combination of utilization of nominated volumes in operations and resales of the remainder of the volumes to third-party customers, if necessary. Finally, the state and federal regulatory authorities that have jurisdiction over natural gas and coal supply and transportation have the right to disallow recovery of certain costs with respect to such contracts and modify aspects of the rates, terms and conditions of future contracts. It is possible that such a disallowance or modification could have a material adverse impact on the Company.

         3. Competition and Industry Restructuring. The energy market is characterized by numerous strong and capable competitors, many of which have more extensive and more diversified developmental or operating experience (including international experience) and greater financial resources than the Company. Further, in recent years, the domestic utility industry has been characterized by strong and increasing competition with respect to generation and power sales.
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         Throughout the United States,  the utility  industry  continues to move towards a competitive environment. Although the extent of restructuring varies between states, increased competition is becoming a reality in virtually every region of the country. Numerous states have passed restructuring legislation, some of which initiated a phase-in of customer choice in 1998. Legislators and regulators in many other states are addressing the issue. As part of many restructuring legislation packages, electric utilities are required to unbundle traditional services previously provided as a "packaged product" under their rate tariffs. Unbundling allows customers to choose their energy supplier and the level of energy delivery and retail services they desire. Gas utilities are also experiencing separation of the merchant and delivery functions for all classes of customers.

         The generation segment of the electric industry will be significantly impacted by competition. The introduction of competition in the wholesale market has resulted in a proliferation of power marketers and a substantial increase in market activity. As retail competition evolves, margins will be pressured by competition from other utilities, power marketers and self-generation. In addition, many states are implementing or considering regulatory initiatives that would increase access to electric utilities' transmission and distribution systems for independent power producers, utilities, power marketers and electricity customers. Although the anticipated changes in the U.S. electric utility industry may create opportunities, they will also create additional challenges and risks for utilities. Competition will put pressure on margins for traditional electric services.

         In Illinois, the electric retail business is opening up to competition which will be phased in between October 1999 and May 2000. These and other industry restructuring efforts by states where the Company has or expects to have substantial operations could materially impact the results of operations of the Company in a manner which is difficult to predict, since such efforts will depend on the terms and timing of such restructuring.

         4. Regulatory Environment. The Company is subject to comprehensive regulation by several utility regulatory agencies which significantly influences the operating environment and the recoverability of costs from utility customers. That regulatory environment has to date, in general, given the Company an exclusive right to serve electricity customers within its service territory and, in turn, the obligation to provide electric service to those customers.

         In Iowa, pursuant to a rate settlement agreement in 1997, if the Company's annual electric jurisdictional return on common equity exceeds 12%, then an equal sharing between customers and shareholders of earnings above the 12% level begins; if it exceeds 14%, then two-thirds of the Company's share of those earnings will be used for accelerated recovery of certain regulatory assets. The Company is precluded from filing for increased rates prior to 2001 unless the return on common equity falls below 9%. Other parties signing the agreement are prohibited from filing for reduced rates prior to 2001 unless the return on common equity, after reflecting credits to customers, exceeds 14%.

         Prior to July 11, 1997, the Company recouped its fuel costs for electricity generation from its Iowa customers on a current basis through the Iowa energy adjustment clause, and thus, fuel costs had little impact on net income. Since then, base rates for Iowa customers include a factor for recovery of a representative level of fuel costs. However, to the extent actual fuel costs vary from that factor, earnings are impacted. However, there is no assurance that future regulatory action could not have a material adverse effect on the Company's fuel costs or results of operations.

         The Company provides gas service at retail pursuant to non-exclusive municipal franchises.

         In connection with the approval by the Iowa Utilities Board of the acquisition of the Company's parent company in March 1999, the Company agreed, among other things, to use all commercially reasonable efforts to maintain an investment grade credit rating for the Company and its long-term debt and to seek the approval of the Iowa Utilities Board of a reasonable utility capital structure if the Company's common equity level decreases below 42% of total capitalization unless the decrease is beyond the control of the Company. The Company is also required to seek the approval of the Iowa Utilities Board if the Company's equity level decreases to below 39%, even if the decrease is due to circumstances beyond its control.

         Statement of Financial Accounting Standards (SFAS) No. 71 sets forth accounting principles for operations that are regulated and meet certain criteria. For operations that meet the criteria, SFAS 71 allows, among other things, the deferral of costs that would otherwise be expensed when incurred. A possible consequence of the changes in the utility industry is the discontinued applicability of SFAS 71. The majority of the Company's electric and gas utility operations currently meet the criteria of SFAS 71, but its applicability is periodically reexamined. If utility operations no longer meet the criteria of SFAS 71, the Company would be required to write off the related regulatory assets and liabilities from its balance sheet and thus, a material adjustment to earnings in that period could result.

         5. Impact of Environmental, Energy and Other Regulations. The Company is subject to a number of environmental and other laws and regulations affecting many aspects of its present and future operations, including the operation of coal-fired generating facilities and the disposal of various forms of waste and the construction or permitting of new facilities. Such laws and regulations generally require the Company to obtain and comply with a wide variety of licenses, permits and other approvals. The Company also remains subject to a number of complex and stringent laws and regulations that both public officials and private individuals may seek to enforce. There can be no assurance that existing regulations will not be revised or that new regulations will not be adopted or become applicable to the Company which could have an adverse impact on its operations. The structure of federal and state energy regulation is currently undergoing change and has in the past, and may in the future, be the subject of various challenges, initiatives and restructuring proposals by utilities and other industry participants. The implementation of regulatory changes in response to such challenges, initiatives and restructuring proposals could result in the imposition of more comprehensive or stringent requirements on the Company, electric utilities or other industry participants, which would result in increased compliance costs and operating restrictions and could have a material adverse effect on the Company's results of operations. In addition, regulatory compliance for the construction of new facilities is a costly and time-consuming process, and intricate and rapidly changing environmental regulations may require major expenditures for permitting and create the risk of expensive delays or material impairment of project value if projects cannot function as planned due to changing regulatory requirements or local opposition.

         The Public Utility Holding Company Act of 1935, as amended ("PUHCA"), is one of the laws (including the regulations thereunder) that affect the Company's operations. PUHCA regulates public utility holding companies and their subsidiaries. The Company and its parent are currently exempt from PUCHA based on the intrastate exemption and is not and will not be subject to regulation as a holding company under PUHCA (except for Section 92) as long as its utility operations remain predominately in the state of Iowa, the domestic power plants owned by its affiliates are "qualifying facilities" under Public Utilities Regulatory Policy Act (and the Company's affiliates ownership interest is limited to 50%) or are exempted as exempt wholesale generators ("EWGs"), and its affiliates' foreign utility operations are exempted as EWGs or foreign utility companies or are otherwise exempted under PUHCA.

         In addition to Congressional initiatives, many states are implementing or considering regulatory initiatives designed to increase competition in the domestic power generation industry and increase access to electric utilities' transmission and distribution systems for independent power producers and electricity consumers. The Company cannot predict the final form or timing of the proposed industry restructuring or the results of its operations.

         Regulatory compliance for the construction of new facilities is a costly and time-consuming process, and intricate and rapidly changing environmental regulations may require major expenditures for permitting and create the risk of expensive delays or material impairment of project value if projects cannot function as planned due to changing regulatory requirements or local opposition.

         6. Nuclear Risks. In particular, regulatory requirements applicable in the future to nuclear generating facilities could adversely affect the results of operations of the Company. The Company is subject to certain generic risks associated with utility nuclear generation, including risks arising from the ownership of nuclear facilities and the storage, handling and disposal of high-level and low-level radioactive materials; limitations on the amounts and types of insurance commercially available in respect of losses that might arise in connection with nuclear operations; and uncertainties with respect to the technological and financial aspects of decommissioning nuclear plants at the end of their licensed lives. The Nuclear Regulatory Commission ("NRC") has broad authority under federal law to impose licensing and safety-related requirements for the operation of nuclear generating facilities and in the event of non-compliance, has the authority to impose fines or shut down a unit, or both, depending upon its assessment of the severity of the situation, until compliance is achieved. Revised safety requirements promulgated by the NRC have, in the past, necessitated substantial capital expenditures at nuclear plants, including those in which the Company has a long-term power purchase contract or ownership interest, such as the Cooper and Quad-Cities units, and additional such expenditures could be required in the future. In addition, although the Company has no reason to anticipate a serious nuclear incident at the units in which the Company has an interest, if such an incident did occur, it could have a material but presently undeterminable adverse effect on the Company's financial condition.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.s report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MIDAMERICAN ENERGY COMPANY

DATED:  JANUARY 11, 2000            BY:     /S/  DOUGLAS L. ANDERSON
                                        -------------------------------
                                            Douglas L. Anderson
                                            Assistant Secretary